UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Dell Inc.

(Name of Registrant as Specified In Its Charter)

Icahn Enterprises L.P.

Southeastern Asset Management, Inc.

Longleaf Partners Fund

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED AUGUST 16, 2013

2013 ANNUAL MEETING OF STOCKHOLDERS
OF
DELL INC.
TO BE HELD ON [ • ], 2013

PROXY STATEMENT
OF
ICAHN ENTERPRISES L.P.

SOUTHEASTERN ASSET MANAGEMENT, INC.

LONGLEAF PARTNERS FUND

This Proxy Statement (“Proxy Statement”) and the enclosed GOLD proxy card are being furnished by Icahn Enterprises L.P., a Delaware master limited partnership (“IEP”, and together with the Icahn Participants (as defined in Annex B), “Icahn”), Southeastern Asset Management, Inc., a Tennessee corporation (“SAM”), and Longleaf Partners Fund (“Longleaf” and, together with Icahn and SAM, “Icahn/SAM”) for use at the 2013 annual meeting of stockholders of Dell Inc. (“Dell”), and at any continuation, adjournment, or postponement thereof (the “Annual Meeting”). The annual meeting will be held on [ • ], 2013, at 9:00 a.m. Central Daylight Time, at the Dell Round Rock Campus, Building No. 2, Houston-Dallas conference room, 501 Dell Way, Round Rock, Texas 78682 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

Icahn/SAM are seeking to change the Board of Directors of the Company (the “Board”) because Icahn/SAM believe that the Board must be completely reconstituted to ensure that the interests of the stockholders, the true owners of Dell, are appropriately represented in the Dell boardroom. Icahn/SAM have nominated directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to unlock stockholder value. Icahn/SAM are seeking your support at the Annual Meeting for the following:

1.	To elect High River Limited Partnership’s seven director nominees Carl C. Icahn, Harry Debes, Dr. Rajendra Singh, Gary Meyers, Daniel Ninivaggi, Jonathan Christodoro, and A.B. Krongard (each a “Nominee” and collectively, the “Icahn Nominees”) and to elect Longleaf’s five director nominees Matthew C. Jones, Rahul N. Merchant, Peter van Oppen, Howard Silver, and David A. Willmott (each a “Nominee”, collectively, the “SAM Nominees” and, together with the Icahn Nominees, the “Icahn/SAM Nominees”) to serve until the 2014 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	[ • ]; and

3.	[ • ].

ICAHN/SAM URGE YOU TO VOTE THE GOLD PROXY CARD (1) “FOR” the Icahn/SAM Nominees, (2) [ • ], and (3) [ • ].

The Board of Directors of Dell (the “Dell Board”) has established the close of business on [ • ], 2013 as the record date (the “Record Date”) for determining those stockholders who will be entitled to notice of, and to vote at, the Annual Meeting. According to Dell’s Revised Definitive Proxy Statement, dated August 14, 2013, as of August 5, 2013, there were 1,757,886,137 shares of Dell Common Stock outstanding. As of August 12, 2013, Icahn beneficially owned 156,478,650 shares, or approximately 8.9%, of Dell Common Stock outstanding and SAM beneficially owned 69,470,829 shares, or approximately 4.0%, of Dell Common Stock outstanding, for a combined total of 225,949,479 shares, or approximately 12.9%, of Dell Common Stock outstanding.

This Proxy Statement and the enclosed GOLD proxy card are first being sent or given to stockholders of Dell on or about [ • ], 2013.

This solicitation is being made by Icahn/SAM and not by or on behalf of the Dell Board.

A proxy may be given by any person who held shares of Dell Common Stock on the Record Date. Whether or not you plan to attend the Annual Meeting, you are urged to sign and date the enclosed GOLD proxy card and return it in the postage-paid envelope provided. Your latest-dated proxy is the only one that counts, so you may return the GOLD proxy card even if you have already delivered any other proxy. Please do not return any proxy card sent to you by Dell. If you have already returned a proxy card sent to you by Dell, that card will be automatically revoked if you complete and return the enclosed GOLD proxy card.

If you have any questions concerning this Proxy Statement or would like additional copies, please contact:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Toll Free: 1-800-347-4750
E-mail: dell@dfking.com
www.dfking.com/dell

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The Dell Board of Directors (the “Board”) is composed of 12 directors, all of whom are up for election at the Annual Meeting. The following information sets forth the name, age, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Icahn/SAM Nominees. This information has been furnished to us by the Icahn/SAM Nominees. The Icahn/SAM Nominees are citizens of the United States of America. The nominations were made in a timely manner and in compliance with the applicable provisions of Dell’s governing instruments.

Jonathan Christodoro, age 37

Mr. Jonathan Christodoro has served as a Managing Director of Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds, since July 2012. Mr. Christodoro is responsible for identifying, analyzing and monitoring investment opportunities and portfolio companies for Icahn Capital LP. Prior to joining Icahn Capital LP, Mr. Christodoro served in various investment and research roles at P2 Capital Partners, LLC, Prentice Capital Management, LP, and S.A.C Capital Advisors, LP. Mr. Christodoro began his career as an investment banking analyst at Morgan Stanley, where he focused on merger and acquisition transactions across a variety of industries. Mr. Christodoro has been a director of Herbalife Ltd., a global nutrition company, since April 2013. Carl C. Icahn has a non−controlling interest in Herbalife through the ownership of securities. Mr. Christodoro received an M.B.A from the University of Pennsylvania's Wharton School of Business with Distinction, majoring in Finance and Entrepreneurial Management. Mr. Christodoro received a B.S. in Applied Economics and Management Magna Cum Laude with Honors Distinction in Research from Cornell University. Mr. Christodoro also served in the United States Marine Corps.

Based upon Mr. Christodoro’s extensive experience in finance and substantial knowledge of investing and capital markets, Icahn/SAM believe that Mr. Christodoro has the requisite set of skills to serve as a Board member of Dell.

Harry Debes, age 62

Mr. Harry Debes is a proven executive and former public company CEO with 33 years of experience in the software and technology industry. From 2005 to 2011 he was CEO of Lawson software and led the company through unprecedented growth, organically and through mergers and acquisitions, until it was eventually sold to Infor / Golden Gate in July 2011. Before Lawson he was CEO of SPL WorldGroup where he dramatically improved performance and the company was eventually sold to Oracle. Before that he had various executive positions including Senior VP of Americas for JD Edwards, President of Geac Enterprise Solutions, Managing Director of Geac Asia-Pacific, CEO and founder of Columbus Systems (a company he founded and eventually sold to a VC firm). He started his career with IBM as a marketing representative. Mr. Debes has worked and lived overseas for half of his career. He holds a BA in History and an MBA in Accounting. Currently, Mr. Debes works part-time for private equity firm Advent International as their Operating Partner for Software.

Based upon Mr. Debes’ over 30 years of experience in the software and technology industry and his service as an executive and chief executive officer of a number of public companies, Icahn/SAM believe that Mr. Debes has the requisite set of skills to serve as a Board member of Dell.

Carl C. Icahn, age 77

Mr. Carl Icahn has served as chairman of the board and a director of Starfire Holding Corporation, a privately-held holding company, and chairman of the board and a director of various subsidiaries of Starfire, since 1984. Since August 2007, through his position as Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises L.P., and certain related entities, Mr. Icahn’s principal occupation is managing private investment funds, including Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. From November 2004 to August 2007, Mr. Icahn conducted this occupation through his entities CCI Onshore Corp. and CCI Offshore Corp. Since November 1990, Mr. Icahn has been chairman of the board of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P. (a

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diversified holding company engaged in a variety of businesses, including investment, automotive, energy, gaming, railcar, food packaging, metals, real estate and home fashion). Mr. Icahn has been: chairman of the board of CVR Refining GP, LLC, the general partner of CVR Refining, LP, an independent downstream energy limited partnership, since January 2013; chairman of the board of CVR Energy, Inc., a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries, since June 2012; chairman of the board of Tropicana Entertainment Inc., a company that is primarily engaged in the business of owning and operating casinos and resorts, since March 2010; a director of Federal−Mogul Corporation, a supplier of automotive powertrain and safety components, since December 2007, and the non-executive chairman of the board of Federal-Mogul since January 2008; President and a member of the executive committee of XO Holdings, a competitive provider of telecom services, since September 2011, and chairman of the board and a director of its predecessors since January 2003; and chairman of the board and a director of American Railcar Industries, Inc., a railcar manufacturing company, since 1994. Mr. Icahn was previously: a director of WestPoint Home LLC, a home textiles manufacturer, from October 2005 until December 2011; a director of Cadus Corporation, a company engaged in the ownership and licensing of yeast-based drug discovery technologies, from July 1993 to July 2010; a director of Blockbuster Inc., a provider of in-home movie rental and game entertainment, from May 2005 to January 2010; a director of Voltari Corporation, a mobile data services provider, from April 2008 to January 2010; a director of Yahoo! Inc., a company that provides Internet services to users, advertisers, publishers and developers worldwide, from August 2008 to October 2009; a director of WCI Communities, Inc., a homebuilding company, from August 2007 to September 2009, and was chairman of the board of WCI from September 2007 to September 2009; a director of ImClone Systems Incorporated, a biopharmaceutical company, from September 2006 to November 2008, and was chairman of the board of ImClone from October 2006 to November 2008; chairman of the board of GB Holdings, Inc., which owned an interest in Atlantic Coast Holdings, Inc., the former owner and operator of The Sands Hotel and Casino in Atlantic City, from September 2000 to February 2007; chairman of the board and president of Icahn & Co., Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, from 1968 to 2005; and the president and a director of Stratosphere Corporation, the owner and operator of the Stratosphere Hotel and Casino in Las Vegas, Nevada, which, until February 2008, was a subsidiary of Icahn Enterprises, from October 1998 to May 2004. Mr. Icahn received his B.A. from Princeton University.

Based upon Mr. Icahn’s significant business experience as a director in various companies and creation of value in companies across multiple industries over the past 40 years, Icahn/SAM believe that Mr. Icahn has the requisite set of skills to serve as a Board member of Dell.

Matthew C. Jones, age 53

Mr. Matthew Jones is the President and CEO of EOS Climate, a clean technology company focused on the management and destruction of refrigerants, where he has served since 2005. Prior to EOS Climate, Jones served as President and Chief Executive Officer of CloudShield Technologies, a company involved in cyber security and service management solutions to service providers and national governments worldwide, which was acquired by Science Applications International Corporation. Mr. Jones has held executive positions at several other companies, serving as Chief Executive Officer at software company, Allocity, and Chief Operating Officer of Excite@Home. Mr. Jones also worked for Sprint, where he held numerous executive positions, including Vice President of National Sales for Sprint PCS, Senior Vice President and General Manager for Sprint Canada, and Chief of Staff. He began his career at AT&T. Mr. Jones has been an active advisor to businesses and charities. He holds a B.S. from Miami University and an M.B.A. from the University of Michigan.

Based upon Mr. Jones’ 30 years of multi-disciplined management from the communications, security, networking and storage industries, Icahn/SAM believe that Mr. Jones has the requisite set of skills to serve as a Board member of Dell.

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Rahul N. Merchant, age 56

Mr. Rahul Merchant is currently the Citywide Chief Information and Innovation Officer for the City of New York, which he was appointed to in 2012. From 2009 to 2012, he was a partner at Exigen Capital, a private equity firm that invests in the financial services, insurance, media, travel, healthcare and communications industries. From 2006 until 2008, he served as Executive Vice President, Chief Information Officer and Member of the Executive Committee at Fannie Mae, where he led the Technology and Operations groups. From 2000 until 2006, he served as Senior Vice President and Chief Technology Officer at Merrill Lynch & Co. Mr. Merchant also has held senior leadership positions at Cooper Neff and Associates, Lehman Brothers, Sanwa Financial Products and Dresdner Bank. Mr. Merchant currently serves as a director of Fair Isaac Corporation and is a former director of Level 3 Communications, Inc. and Sun Microsystems, Inc. Mr. Merchant holds an undergraduate degree from Bombay University and master’s degrees from the University of Memphis and Temple University.

Based on Mr. Merchant’s over 30 years of experience in finance, management and information technology, Icahn/SAM believe that Mr. Merchant has the requisite set of skills to serve as a Board member of Dell.

Gary Meyers, age 48

Mr. Gary Meyers has been President and CEO of FusionOps, Inc., a private company focused on cloud-based Big Data supply chain analytics serving large enterprises since April 2012. He serves on the boards of FusionOps, Oasys Design Systems (an Electronic Design Automation or EDA firm), and Exar Semiconductor, a mixed-signal semiconductor publicly held company. Mr. Meyers currently serves on the Compensation Committee and Audit Committee of Exar Semiconductor and has been a director at Exar since May 2008. Mr. Meyers was also on the board of directors of Mentor Graphics Corporation from May 2011 to May 2012 and served on Mentor’s Nominating Committee. Mr. Meyers was Vice President and General Manager, Synopsys, Inc., a public company supplying EDA software from May 2008 through April 2010. From October 2004 until its acquisition by Synopsys in May 2008, Mr. Meyers served as President and CEO of Synplicity, Inc., a publicly held company supplying EDA tools to the programmable logic market, and from January 2005 until its acquisition, as a member of the board of directors of Synplicity. Prior to serving as President and CEO of Synplicity, Mr. Meyers was Synplicity’s President and Chief Operating Officer, and formerly Vice President of Worldwide Sales. Mr. Meyers served on the board of directors of SpiraTech Limited prior to its acquisition by Mentor Graphics Corporation. From 1988 through 1997, Mr. Meyers also held a number of senior marketing and sales management positions at LSI Logic Corporation. Mr. Meyers holds an MBA from UCLA, and he received his BSEE, Summa Cum Laude and with general honors, from the University of Maryland.

Based upon Mr. Meyers’ extensive experience in the semiconductor industry, supply chain analysis and optimization, and his service in a number of public company executive positions, Icahn/SAM believe that Mr. Meyers has the requisite set of skills to serve as a Board member of Dell.

Daniel Ninivaggi, age 49

Mr. Daniel Ninivaggi has served as President of Icahn Enterprises L.P. and its general partner, Icahn Enterprises G.P. Inc., since April 2010, as its Chief Executive Officer, since August 2010, and as a director since March 2012. Icahn Enterprises is a diversified holding company engaged in a variety of businesses, including investment, automotive, energy, gaming, railcar, food packaging, metals, real estate and home fashion. From 2003 until July 2009, Mr. Ninivaggi served in a variety of executive positions at Lear Corporation, a global supplier of automotive seating and electrical power management systems and components, including as General Counsel from 2003 to 2007, as Senior Vice President from 2004 until 2006, and most recently as Executive Vice President and

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Chief Administrative Officer from 2006 to 2009. Prior to joining Lear Corporation, from 1998 to 2003, Mr. Ninivaggi was a partner with the law firm of Winston & Strawn LLP, specializing in corporate finance, mergers and acquisitions, and corporate governance. Mr. Ninivaggi also served as Of Counsel to Winston & Strawn LLP from July 2009 to March 2010. Mr. Ninivaggi has been a director of: CVR Refining GP, LLC, the general partner of CVR Refining, LP, an independent downstream energy limited partnership, since January 2013; CVR Energy, Inc., an independent petroleum refiner and marketer of high value transportation fuels and nitrogen fertilizer, since May 2012; CVR GP, LLC, the general partner of CVR Partners LP, a nitrogen fertilizer company, since May 2012; Federal-Mogul Corporation, an automotive supplier, since May 2010; Viskase Companies, Inc., a meat casing company, since June 2011; and XO Holdings, Inc., a privately-held competitive provider of telecom services, since August 2010. From January 2011 to May 2012, Mr. Ninivaggi served as the Interim President and Interim Chief Executive Officer, and since January 2011, he has served as a director, of Tropicana Entertainment Inc., a company engaged in the business of owning and operating casinos and resorts. Mr. Ninivaggi was previously a director of: Motorola Mobility Holdings, Inc., a provider of mobile communication devices, video and data delivery solutions, from December 2010 to May 2012; and CIT Group Inc., a bank holding company, from December 2009 to May 2011. CVR Refining GP, LLC, CVR Energy, Inc., CVR GP, LLC, Federal-Mogul Corporation; Viskase Companies, Inc., XO Holdings, Inc., Federal-Mogul and Tropicana Entertainment Inc. are each indirectly controlled by Carl C. Icahn. Mr. Icahn previously had interests in Motorola Mobility Holdings, Inc. and CIT Group Inc. through the ownership of securities. Mr. Ninivaggi received a B.A. in History from Columbia University in 1986, a Masters of Business Administration from the University of Chicago in 1988 and a J.D. from Stanford Law School in 1991.

Based upon Mr. Ninivaggi’s a strong background in operations and management, his having served in various executive roles, and his having served on a number of public and private boards, including Motorola Mobility and CIT Group, Icahn/SAM believe that Mr. Ninivaggi has the requisite set of skills to serve as a Board member of Dell.

Peter van Oppen, age 61

Mr. Peter van Oppen is a partner at Trilogy Partnership, a private investment firm focused on technology and telecommunications, a role he has served since late 2006. Trilogy’s portfolio includes minority investments in many private companies, as well as controlling positions in operating companies, including three national cellular carriers. Prior to joining Trilogy Partnership, Mr. van Oppen served as Chief Executive Officer and Chairman for Advanced Digital Information Corporation, a data storage company, from 1994 through 2006. Between 1989 and 1994, Mr. van Oppen served as President and Chief Executive Officer of Interpoint, a predecessor to Advanced Digital Information Corporation. He also served as a consultant to PricewaterhouseCoopers and Bain & Company and worked in medical electronics. He was an initial investor in companies that became Voicestream and Western Wireless, and served as a director of related entities at various times between 1992 and the sale of Western Wireless in 2005. Mr. van Oppen is currently a director of Level 3 Communications, Inc. and serves as the Chairman of the Board of Trustees and is the former Chair of the Investment Committee at Whitman College. He also serves on the boards of directors of several private companies, and is a former director of Isilon Systems, Inc., where he served as a member of the Strategic Transactions Committee through the company’s 2010 sale to EMC. He is a former Advisory Board member and director of the Seattle Branch of the Federal Reserve Bank of San Francisco. He holds a B.A. in political science from Whitman College and an M.B.A. from Harvard University, where he was a Baker Scholar. Mr. van Oppen is a member, on inactive status, of the American Institute of Certified Public Accountants.

Based on Mr. van Oppen’s decades of management and consulting experience, through his experience as a Chief Executive Officer of a data storage company and as a director of other public and private companies, as well as his service as and supervision of public company chief financial officers, Icahn/SAM believe that Mr. van Oppen has the requisite set of skills to serve as a Board member of Dell.

Howard Silver, age 58

Mr. Howard Silver is the former President and Chief Executive Officer of Equity Inns, Inc., until its sale to Whitehall Global Real Estate Funds in 2007. He joined Equity Inns, Inc. in 1994 and, in addition to his role as President and Chief Executive Officer, served in various capacities including Executive Vice President of Finance, Secretary, Treasurer, Chief Financial Officer, and Chief Operating Officer. He has also served as a director of Great Wolf Resorts, Inc., from 2004 until its sale to the Apollo Group in 2012. He is currently a director at Education Realty Trust and completed his term as a director at Capital Lease Funding, Inc. in June 2013. Mr. Silver is a Certified Public Accountant.

Based on Mr. Silver’s management and accounting experience, as well as his service on other boards, Icahn/SAM believe that Mr. Silver has the requisite set of skills to serve as a Board member of Dell.

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Dr. Rajendra Singh, age 58

Dr. Rajendra Singh is the Chairman, Chief Executive Officer, and together with his family, the principal owner of Telcom Ventures, LLC, a private investment firm based in Miami, Florida, specializing in telecommunications and related information technologies. Under Dr. Singh’s direction, Telcom Ventures and its affiliates have launched numerous wireless and other telecommunication systems throughout the world. Dr. Singh and his wife, Neera Singh, were instrumental in founding or starting Appex, Inc. (a billing services firm which was sold to EDS system in 1990), Portatel (a cellular operator in Mexico), BPL (a cellular operator in India), Wireless Ventures of Brazil, Avantel (a specialized mobile radio operator in Brazil and Colombia), Infonet (a GSM operator in Venezuela), Teligent (a competitive local exchange carrier), LCC International (a consulting services company), and Mobile Satellite Ventures (a communication services provider in North America). Dr. Singh continues to play a leading role in the development and deployment of emerging wireless technologies. Dr. Singh received his doctorate degree in electrical engineering from Southern Methodist University in 1980, his Masters of Science from the University of Maine and his Baccalaureate of Technical Science from the Indian Institute of Technology. He has a distinguished record of academic achievements beginning with a published doctoral dissertation on "Spectrum Efficient Schemes for Mobile Radio Communications” and several technical publications. As a former faculty member of both Kansas State University and City College of New York, Dr. Singh has contributed extensively to the academic and professional development of the wireless telecommunication industry. Dr. Singh currently serves on the board of trustees of John Hopkins University School of Medicine, the board of directors of the Johns Hopkins University Applied Physics Laboratory, the board of overseers of the University of Pennsylvania School of Engineering and Applied Sciences and the board of directors for the U.S. Chamber of Commerce. Dr. Singh formerly served on the board of directors of Pan IIT USA. In July 2006, U.S. Digital Television, LLC filed a petition under the federal bankruptcy laws in the State of Delaware. At the time, Dr. Singh was a director of U.S. Digital Television, LLC.

Based upon Mr. Singh’s extensive experience specializing in telecommunications and related information technologies, and his launch of numerous wireless and other telecommunications systems throughout the world, Icahn/SAM believe that Mr. Singh has the requisite set of skills to serve as a Board member of Dell.

David A. Willmott, age 43

Mr. David Willmott has been the President and Chief Operating Officer, as well as a director, of Blount International, Inc. (NYSE: BLT) since March 2011. He also served as Senior Vice President – Corporate Development & Strategy at Blount from December 2009 to March 2011. Prior to joining Blount, Mr. Willmott founded Collins Willmott & Co. LLC, a private equity firm located in New York City, focused on providing growth capital to middle market companies in the industrial, consumer and energy sectors. He also served as a Principal of Lehman Brothers Merchant Banking, from 2000 to 2008, and Managing Director of Lehman Brothers Inc. from 2007 to 2008 after joining Lehman Brothers Merchant Banking in 1997. Prior to joining Lehman Brothers, Mr. Willmott was an investment banker with Merrill Lynch & Co. from 1992 to 1995. Mr. Willmott formerly served as a director of Evergreen Copyright Acquisitions, LLC, Cross Group, Inc., Superior Highwall Holding, Inc., Hunter Fan Company, where he served as a Chairman, and CP Kelco ApS of Chicago, Illinois. He holds a B.A. from Williams College and an M.B.A. from the Kellogg School of Management at Northwestern University.

Based on Mr. Willmott’s significant experience in evaluating, formulating and executing strategic initiatives, engaging in mergers and acquisitions and financial transactions, and serving on boards of directors of companies, as well as his broad knowledge of finance, strategy, marketing, operations and corporate finance, Icahn/SAM believe that Mr. Willmott has the requisite set of skills to serve as a Board member of Dell.

A.B. Krongard, age 76

Mr. Krongard’s principal occupation is serving as the Lead Director of Under Armour Inc. where he chairs the Audit Committee. He is also a member of the Board of Iridium Communications Inc. and In-Q-Tel. He serves as interim Chairman of the Johns Hopkins Health System and as a director and member of the audit committee of Apollo Global Management, LLC.

Mr. Krongard retired from the Central Intelligence Agency on November 30, 2004 where he had been Executive Director since March, 2001. Prior to this appointment, Mr. Krongard served as Counselor to the Director of Central Intelligence from February 2, 1998, after a 29-year career in investment banking.

Mr. Krongard had previously worked in various capacities at Alex. Brown Incorporated, the nation's oldest investment banking firm. In 1991, he was elected as Chief Executive Officer and assumed the additional duties of Chairman of the Board in 1994. Upon the merger of Alex Brown with Bankers Trust Corporation in September 1997, Mr. Krongard became Vice Chairman of the Board of Bankers Trust and served in such capacity until joining the Central Intelligence Agency.

Mr. Krongard served as Chairman of the Securities Industry Association in 1996 and was named the Outstanding Executive in the financial services industry in 1995 and 1996 by Financial World. In 1997, he received the Golden Plate Award from the American Academy of Achievement.

Mr. Krongard received an A.B. Degree with honors from Princeton University in 1958 and a Juris Doctor Degree with honors from the University of Maryland School of Law in 1975.

Based upon Mr. Krongard's experience as a leader in both the private and public sectors, having served as Chairman and Chief Executive Officer of Alex. Brown Incorporated, the nation’s oldest investment banking firm, and as Executive Director of the Central Intelligence Agency, Icahn/SAM believe that Mr. Krongard has the requisite set of skills to serve as a Board member of Dell.

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Other than as stated herein (including in the Annexes and Schedules hereto), there are no arrangements or understandings between members of Icahn/SAM and any of the Icahn/SAM Nominees or any other person or persons pursuant to which the nomination of the Icahn/SAM Nominees described herein is to be made, other than the consent by each of the Icahn/SAM Nominees to be named in this Proxy Statement and to serve as a director of Dell if elected as such at the Annual Meeting. Other than as stated herein, none of the Icahn/SAM Nominees is a party adverse to Dell or any of its subsidiaries or has a material interest adverse to Dell or any of its subsidiaries in any material pending legal proceedings.

On August 1, 2013, the Icahn Direct Beneficial Owners filed an action in the Court of Chancery of the State of Delaware against Dell and the members of the Board, including Michael Dell. The complaint challenges certain actions taken by the Board in relation to a going-private merger (the “Merger”) and an alternative recapitalization of Dell proposed by certain of the Icahn Participants and others. In particular, the complaint challenges actions taken by the Board in relation to a special meeting to vote on the Merger and the failure of the Board to hold an annual meeting of stockholders at which the Icahn Participants intend to seek the stockholders of Dell to vote for new directors who would support the recapitalization proposal. The complaint seeks both injunctive and declaratory relief. The Icahn Direct Beneficial Owners expect the defendants to vigorously defend against the complaint and there can be no assurances as to the ultimate outcome of the matter.

Each Icahn/SAM Nominee presently is, and if elected as a director of Dell would be, an “independent director” within the meaning of (i) the Marketplace Rules of the NASDAQ Stock Market applicable to board composition, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. No Icahn/SAM Nominee is a member of Dell’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Icahn/SAM do not expect that the Icahn/SAM Nominees will be unable to stand for election, but, in the event any Icahn/SAM Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed GOLD proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under Dell’s Bylaws and applicable law. In addition, Icahn/SAM reserve the right to nominate substitute person(s) if Dell makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Icahn/SAM Nominee, to the extent this is not prohibited under Dell’s Bylaws and applicable law. In any such case, shares of Common Stock represented by the enclosed GOLD proxy card will be voted for such substitute nominee(s). Icahn/SAM reserve the right to nominate additional person(s), to the extent this is not prohibited under Dell’s Bylaws and applicable law, if Dell increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Icahn/SAM that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of Dell’s corporate machinery.

While Icahn and SAM currently intend to vote all of their shares in favor of the election of the Icahn/SAM Nominees, Icahn and SAM reserve the right to vote some or all of their shares for some or all of Dell’s director nominees, as Icahn and SAM see fit, in order to achieve a Board composition that Icahn and SAM believe is in the best interest of all stockholders. Icahn and SAM would only expect to vote some or all of their shares for some or all of Dell’s director nominees in the event it were to become apparent to Icahn and SAM, based on the projected voting results at such time, that less than all of the Icahn/SAM Nominees would be elected at the Annual Meeting and that by voting the Icahn and SAM shares, Icahn and SAM could help elect the Dell nominees that Icahn and SAM believe are the most qualified to serve as directors and thus help achieve a Board composition that Icahn and SAM believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed GOLD proxy card will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted in accordance with Icahn/SAM’s recommendations specified herein and in accordance with the discretion of the persons named on the GOLD proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

ICAHN/SAM STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF MR. CHRISTODORO, MR. DEBES, MR. ICAHN, MR. JONES, MR. MERCHANT, MR. MEYERS, MR. NINIVAGGI, MR. VAN OPPEN, MR. SILVER, DR. SINGH, MR. WILLMOTT AND MR. KRONGARD BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY USING THE GOLD PROXY CARD TO VOTE BY TELEPHONE OR INTERNET. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES OF COMMON STOCK REPRESENTED BY THE GOLD PROXY CARD FOR THE ELECTION OF

6

MR. CHRISTODORO, MR. DEBES, MR. ICAHN, MR. JONES, MR. MERCHANT, MR. MEYERS, MR. NINIVAGGI, MR. VAN OPPEN, MR. SILVER, DR. SINGH, MR. WILLMOTT AND MR. KRONGARD.

PROPOSAL NO. 2 – [ • ]

[ • ]

PROPOSAL NO. 3 – [ • ]

[ • ]

OTHER PROPOSALS

Other than as set forth above, Icahn/SAM are not currently aware of any other proposals to be brought before the Annual Meeting. Should other proposals be brought before the Annual Meeting, the persons named on the GOLD proxy card will vote on such proposals in their discretion (provided, however, that such persons named on the GOLD proxy card will be permitted to use such discretionary authority only for matters that they do not know, a reasonable time before the solicitation, are to be presented at the Annual Meeting).

VOTING PROCEDURES

According to Dell’s Proxy Statement, the Bylaws and applicable law, holders of shares of Dell Common Stock, at the close of business on the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

According to Dell’s Proxy Statement, the Bylaws and applicable law, a nominee for director will be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election.

A quorum must be present, in person or by proxy, in order for Dell to hold the Annual Meeting. A quorum is the presence in person or by proxy of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. The shares of Common Stock represented by a proxy marked “withhold” or “abstain” and broker non-votes (as described below) will be considered present at the Annual Meeting for purposes of determining a quorum.

As explained in the detailed instructions on your GOLD proxy card, there are four ways you may vote. You may:

1. Sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. Icahn/SAM recommend that you vote on the GOLD proxy card even if you plan to attend the Annual Meeting.

2. Vote via the Internet by following the voting instructions on the GOLD proxy card or the voting instructions provided by your broker, bank or other holder of record.

3. Vote by telephone by following the voting instructions on the GOLD proxy card or the instructions provided by your broker, bank or other holder of record.

4. Vote in person by attending the Annual Meeting. Written ballots will be distributed to Stockholders who wish to vote in person at the Annual Meeting. If you hold your shares of Common Stock through

7

a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

To submit a proxy with voting instructions by telephone please call the telephone number listed on the GOLD proxy card. Proxies may also be submitted over the Internet. Please refer to the GOLD proxy card for the website information. In each case Stockholders will be required to provide the unique control number which has been printed on each Stockholder's GOLD proxy card. In addition to the instructions that appear on the GOLD proxy card, step-by-step instructions will be provided by a recorded telephone message for those Stockholders submitting proxies by telephone or at the designated website for those Stockholders submitting proxies over the Internet. Stockholders submitting their proxies with voting instructions by telephone or over the Internet will receive confirmation on the telephone that their vote by telephone was successfully submitted, and may provide an e-mail address for confirmation that their vote by Internet was successfully submitted.

Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed GOLD proxy and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE SHARES OF COMMON STOCK WILL BE VOTED (I) FOR MR. CHRISTODORO, MR. DEBES, MR. ICAHN, MR. JONES, MR. MERCHANT, MR. MEYERS, MR. NINIVAGGI, MR. VAN OPPEN, MR. SILVER, DR. SINGH, MR. WILLMOTT AND MR. KRONGARD; (II) [ • ]; (III) [ • ]; AND (IV) IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

If you have any questions or require any assistance in executing your proxy, please call:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Toll Free: 1-800-347-4750

E-mail: dell@dfking.com
www.dfking.com/dell

BROKER NON-VOTES

If you hold your shares of Common Stock through a bank, broker or other nominee and do not provide voting instructions to the record holder of the shares of Common Stock, your shares of Common Stock will not be voted on any proposal on which your broker or nominee does not have discretionary authority to vote. In this case, a “broker non-vote” occurs. Shares of Common Stock constituting broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether Stockholders have approved a matter, but they are counted as present for the purpose of determining a quorum at the Annual Meeting.

The election of directors at the Annual Meeting is a “non-routine matter” and brokers do not have discretionary authority to vote your shares of Common Stock on “non-routine matters.” Therefore, unless you provide specific voting instructions to your broker, your broker will not have discretionary authority to vote your shares of Common Stock for the election of directors at the Annual Meeting and your shares of Common Stock will not be voted for the election of directors. If your shares of Common Stock are held in street name, your broker or nominee has enclosed a voting instruction card with this Proxy Statement. Icahn/SAM strongly encourage you to vote your shares of Common Stock by following the instructions provided on the voting instruction card.

UNLESS YOU PROVIDE VOTING INSTRUCTIONS TO THE BROKER HOLDING YOUR SHARES ON YOUR BEHALF, THE BROKER WILL NOT HAVE DISCRETIONARY AUTHORITY TO VOTE YOUR SHARES FOR ANY OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT OR FOR THE ELECTION OF DIRECTORS.

According to Dell’s Proxy Statement, the Bylaws and applicable law, the stockholder vote on Proposal 2 – [ • ] requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the

8

matter. Abstentions will therefore have the same effect as a vote against the proposal. Brokers are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner. Therefore, broker non-votes will have no effect on this proposal.

SOLICITATION OF PROXIES

Proxies will be solicited by mail, telephone, facsimile, telegraph, the Internet, e-mail, newspapers and other publications of general distribution and in person. Officers and certain employees of members of Icahn/SAM may assist in the solicitation of proxies without any additional remuneration.

Icahn/SAM have retained D.F. King for solicitation and advisory services in connection with solicitations relating to the Annual Meeting. Icahn/SAM have agreed to pay D.F. King a fee not to exceed $[ • ]. To date, D.F. King has received $[ • ] for its services. Icahn/SAM have also agreed to reimburse D.F. King for all documented expenses and to indemnify D.F. King against certain losses, claims, damages, liabilities and out-of-pocket expenses. D.F. King will solicit proxies for the Annual Meeting from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that approximately [ • ] people will be employed by D.F. King in connection with the solicitation of proxies for the Annual Meeting.

Icahn/SAM may reimburse banks, brokers, custodians or other record holders for their reasonable out-of-pocket expenses incurred in connection with forwarding, at Icahn/SAM’s request, all materials related to this solicitation of proxies to the beneficial owners of shares of Dell Common Stock they hold of record.

In addition to the costs related to the engagement of D.F. King, costs related to the Icahn/SAM solicitation of proxies include expenditures for printing, postage, legal services, public relations, and other related items. Total costs, including the fees of D.F. King set forth above, are expected to be approximately $[ • ]. Total payments of costs to date, including payments to D.F. King set forth above, are approximately $[ • ]. SAM and Icahn have agreed to share on a proportionate basis the expenses of D.F. King, the expenses of public relations advisors, and the expenses of printing and distributing this Proxy Statement. SAM and Icahn will each pay the expenses of their own legal advisors.

The entire expense of soliciting proxies for the Annual Meeting by or on behalf of Icahn/SAM is being borne by Icahn/SAM. Icahn/SAM will not seek reimbursement of the cost of the solicitation from Dell.

If you have any questions concerning this Proxy Statement or the procedures to be followed to execute and deliver a GOLD proxy card, please contact:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Toll Free: 1-800-347-4750
E-mail: dell@dfking.com
www.dfking.com/dell

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THIS SOLICITATION OF PROXIES

Icahn, SAM, and Longleaf are participants in this solicitation of proxies for the Annual Meeting. Certain other entities and individuals identified in Annex A and Annex B to this Proxy Statement are also participants in such solicitation. Information concerning Icahn, SAM, Longleaf, and other persons who are participants in this solicitation of proxies for the Annual Meeting is set forth in Annex A and Annex B to this Proxy Statement and is incorporated into this Proxy Statement by reference.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Proxy Statement, and the documents referred to or incorporated by reference into this Proxy Statement, are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such

9

statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth in this Proxy Statement include, among other things, the factors identified under the section entitled “Risk Factors” in Dell’s Annual Report on Form 10-K for the year ended February 1, 2013 and under the section entitled “Cautionary Statement Concerning Forward-Looking Information” in the Dell Proxy Statement. Such forward-looking statements should therefore be construed in light of such factors, and Icahn/SAM are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

NOTICE OF INTERNET AVAILABILITY

The Proxy Statement, as well as all other proxy materials distributed by Icahn/SAM, are available free of charge online at www.dfking.com/dell. However, Icahn/SAM are not relying on SEC rules that permit the electronic distribution of this Proxy Statement in lieu of physical delivery.

OTHER INFORMATION

The information concerning Dell and the Annual Meeting contained herein has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although Icahn/SAM have no knowledge that would indicate that statements relating to Dell or the Annual Meeting contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date Icahn/SAM have not had access to the full books and records of Dell, were not involved in the preparation of such information and statements, and are not in a position to verify any such information or statements.

Pursuant to Rule 14a-5 promulgated under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the “Exchange Act”), reference is made to the Dell Proxy Statement for information concerning the Dell Annual Meeting Proposals, shares of Dell Common Stock, the beneficial ownership of shares of Dell Common Stock by the principal holders thereof, other information concerning Dell’s management, and certain other matters regarding Dell and the Annual Meeting. Icahn/SAM assume no responsibility for the accuracy or completeness of any such information.

INFORMATION REGARDING DELL

The principal executive offices of Dell are located at One Dell Way, Round Rock, Texas 78682. You can find additional business and financial information about Dell in reports and documents previously filed with the SEC. Such information is available to you without charge at the SEC’s website at http://www.sec.gov. In addition, according to Dell, you may also obtain these reports and documents, without charge, through the “Investor Relations” section of Dell’s website at www.dell.com/investor.

10

ANNEX A

information concerning directors and executive officers of
southeastern ASSET management, inc. and longleaf partners fund who are participants

SAM is a participant in this solicitation of proxies for the Annual Meeting.

Principal Businesses of SAM and Longleaf

SAM is an investment advisor registered with the SEC under the Investment Advisers Act of 1940, as amended. SAM serves as an investment advisor to various individual clients, institutions including qualified retirement plans, endowment funds and to the four series or portfolios of Longleaf Partners Funds Trust, a registered investment company organized as a Massachusetts business trust.

Principal Office of SAM and Longleaf

The address of the principal business and the address of the principal office of SAM and Longleaf is 6410 Poplar Avenue, Suite 900, Memphis, Tennessee 38119.

Beneficial and Record Ownership of SAM and Longleaf

Shares of Dell Common Stock were acquired on behalf of the investment advisory clients of SAM under sole or shared discretionary authority granted to SAM. None of the shares of Dell Common Stock are owned by or on behalf of SAM or by any of its directors or officers.

The aggregate number and percentage of shares of Dell Common Stock beneficially owned by SAM is 69,470,829 shares, constituting approximately 4.0% of the shares of Dell Common Stock outstanding. This amount excludes 6,476,800 European style options that are only exercisable on the expiration date of the options and will not be exercisable within the next 60 days. The calculation of the foregoing percentage is based on the number of shares disclosed as outstanding as of August 5, 2013 by Dell in its Revised Definitive Proxy Statement, filed with the SEC on August 14, 2013.

	Common Shares Held		% of outstanding Common Shares
Voting Authority

Sole:	34,032,561		2.0%
Shared:	27,939,000	*	1.6%
None:	7,499,268		0.4%

Total	69,470,829	**	4.0%

*Consists of shares owned by Longleaf. This amount excludes 6,476,800 European style options that are only exercisable on the expiration date of the options and will not be exercisable within the next 60 days.

**Does not include 352,500 shares held by one non-discretionary account over which neither SAM nor Longleaf has either voting or dispositive authority. Beneficial ownership is expressly disclaimed with respect to these shares.

A-1

	Common Shares Held		% of outstanding Common Shares
Dispositive Authority

Sole:	41,531,829		2.4%
Shared:	27,939,000	*	1.6%
None:	0		0.0%

Total	69,470,829	**	4.0%

*Consists of shares owned by Longleaf. This amount excludes 6,476,800 European style options that are only exercisable on the expiration date of the options and will not be exercisable within the next 60 days.

**Does not include 352,500 shares held by one non-discretionary account over which neither SAM nor Longleaf has either voting or dispositive authority. Beneficial ownership is expressly disclaimed with respect to these shares.

For avoidance of doubt, neither SAM nor Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of SAM, in the event he could be deemed to be an indirect beneficial owner of the shares of Dell Common Stock reported by SAM through the exercise of voting control and/or dispositive power over the shares of Dell Common Stock as the result of his official positions or ownership of voting securities of SAM, owns any shares of Dell Common Stock for its or his own account and each disclaims beneficial interest in any of the shares of Dell Common Stock referenced above.

Other than as disclosed in this Proxy Statement, to the best of SAM’s knowledge, neither SAM in this solicitation, nor any of SAM’s associates, has any substantial interests, direct or indirect, by security holding or otherwise, in any matter to be acted upon pursuant to this Proxy Statement. Other than as disclosed in this Proxy Statement, to the best of SAM’s knowledge, neither SAM nor any of SAM’s associates has any arrangement or understanding with any person with respect to any future employment by Dell or its affiliates, or any future transactions to which Dell or any of its affiliates will or may be a party.

Securities Purchased or Sold

Except as set forth in Schedule II hereto, neither SAM nor, to the best of SAM’s knowledge, any person named on Schedule I hereto, has effected any transaction in any Common Stock within the last two years.

Contracts, Arrangements, Understandings or Relationships with Respect to Securities of Dell

Except for (i) the D.F. King Engagement described herein under the section entitled “Solicitation of Proxies”, (ii) the Joint Filing Agreements by and among SAM and Mr. O. Mason Hawkins in respect of the Schedule 13D filings in respect of Dell described herein under “Background of this Solicitation”, (iii) its relationship with Icahn (as further described and defined below), (iv) as described above in this Annex A, and (v) the investment relationships described below, SAM is not, or was not within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of Dell, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

With respect to SAM and each SAM Nominee (collectively, the “SAM Participants”), except as set forth in this Proxy Statement or the Annexes attached hereto, (i) such SAM Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Dell, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such SAM Participant nor any of such SAM Participant’s associates have any arrangement or understanding with any person

A-2

with respect to (A) any future employment by Dell or its affiliates or (B) any future transactions to which Dell or any of its affiliates will or may be a party.

Except as described herein, none of the SAM Nominees beneficially owns any interest in securities of Dell and none of the SAM Nominees will receive any special compensation in connection with such solicitation of proxies from Dell stockholders. Each of the SAM Nominees is party to an Indemnification Agreement, substantially in the form attached hereto as Schedule III to this Annex A, pursuant to which SAM has agreed to indemnify such SAM Nominee in certain instances. Except as set forth in this Proxy Statement or the Annexes attached hereto and as provided in the Indemnification Agreement, none of the SAM Nominees will receive any compensation from SAM or any of its affiliates in connection with this proxy solicitation.

SAM has agreed to act in concert with Icahn solely for the purposes of promoting the transactions and proposals contained in the Stock Purchase Agreement among SAM and the Icahn Direct Beneficial Owners, dated June 18, 2013 (the “Stock Purchase Agreement”) and the May 9 Board Letter, including urging stockholders to vote against the Proposed Going Private Transaction, and the joint solicitation of proxies for the Special Meeting and the Annual Meeting. Based on the foregoing, SAM and Icahn have formed a “group” within the meaning of Section 13(d)(3) of the Exchange Act and may be deemed to beneficially own 225,949,479 shares of Dell Common Stock, constituting approximately 12.9% of the 1,757,886,137 shares outstanding. However, SAM expressly disclaims beneficial ownership of the 156,478,650 shares of Dell Common Stock beneficially owned by the Icahn Beneficial Owners. SAM, in accordance with its fiduciary duties, also expressly retains the sole voting and investment power of the shares of Dell Common Stock it beneficially owns.

The powers of disposition with respect to shares of Dell Common Stock owned by discretionary private accounts of SAM are established in written investment advisory agreements between clients and SAM, which are entered into in the normal and usual course of the business of SAM as a registered investment advisor and which are generally applicable to all securities purchased for the benefit of each such discretionary private account.

The written investment advisory agreements with clients generally do not contain provisions relating to borrowing of funds to finance the acquisition of the shares of common stock, acquisition of control, transfer of securities, joint ventures, or any of the other transactions listed in the instructions to Item 7 of Schedule 13D other than voting of proxies. In connection with voting, SAM may be allowed or directed to vote the proxies received by accounts classified as “discretionary” or “shared” accounts; such authority is generally retained by the clients for accounts classified as “non-discretionary”.

A-3

SCHEDULE I
to Annex A

EXECUTIVE OFFICERS AND DIRECTORS OF SOUTHEASTERN ASSET MANAGEMENT, INC.

The following is a list of the executive officers and directors of SAM, setting forth the present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is conducted for each such person. Unless otherwise specified, the current business address of each such person is 6410 Poplar Avenue, Suite 900, Memphis, Tennessee 38119. Each individual listed below is a citizen of the United States of America.

During the past ten years, no person named on this Schedule I has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), and no such person was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which he was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities law or finding any violation with respect to such laws.

Directors of Southeastern Asset Management, Inc.

O. Mason Hawkins	Chairman of the Board and Chief Executive Officer of Southeastern Asset Management, Inc.; Trustee and Co-Portfolio Manager of Longleaf Partners Funds.

G. Staley Cates	President of Southeastern Asset Management, Inc.; Co-Portfolio Manager of Longleaf Partners Funds.

Richard W. Hussey	Chief Operating Officer and Principal of Southeastern Asset Management, Inc.

Other Officers of Southeastern Asset Management, Inc.

Brandon Arrindell	Analyst
Jim Barton, Jr.	Head of Portfolio Risk Management, Principal
Julie M. Bishop	Mutual Fund Chief Financial Officer, Principal
J. Isaac Byrd	Head of Portfolio Compliance
Scott Cobb	Senior Analyst, Principal
Deborah Craddock	Head of Trading, Principal
Jeffrey D. Engelberg	Senior Trader, Principal
Steve Fracchia	Chief Financial Officer, Principal
Ross Glotzbach	Senior Analyst, Principal
Michael Johnson	Senior Trader
Lee B. Harper	Head of Client Portfolio Management, Principal
Lowry H. Howell	Senior Analyst, Principal
Fraser E. Marcus	Head of Global Business Development
Steve McBride	Assistant General Counsel
Andrew R. McCarroll	General Counsel, Principal
W. Douglas Schrank	Senior Trader
Josh Shores, CFA	Senior Analyst, Principal
Ken Siazon	Senior Analyst, Principal
Jim Thompson	Senior Analyst, Principal
Peter Kris	Head of Global Fund Business
Manish Sharma	Senior Analyst, Principal
Jamie H. Baccus	Head of Portfolio Accounting
Gary M. Wilson	Client Portfolio Manager, Principal
Michael J. Wittke	Chief Compliance Officer

S-I-A-1

SCHEDULE II
to Annex A

Certain Information Required by Item 5 of Schedule 14A

During the past two years, SAM purchased or sold Dell Common Stock in open market transactions as indicated below.

Date of Transaction	Type of Transaction	# of Shares
8/15/2011	Sell	6,476,800
8/17/2011	Buy	242,000
8/18/2011	Buy	21,000
8/23/2011	Buy	87,000
8/25/2011	Sell	11,000
8/26/2011	Buy	62,000
9/8/2011	Sell	69,000
9/12/2011	Buy	260,000
9/13/2011	Sell	18,000
9/22/2011	Buy	44,800
9/27/2011	Sell	4,000
9/28/2011	Sell	79,000
9/29/2011	Sell	299,000
9/30/2011	Buy	34,000
10/3/2011	Sell	5,000
10/5/2011	Sell	781,000
10/10/2011	Sell	64,709
10/11/2011	Sell	159,000
10/12/2011	Sell	93,000
10/14/2011	Buy	37,000
10/21/2011	Sell	129,000
10/25/2011	Sell	6,000
10/26/2011	Sell	192,000
10/27/2011	Sell	99,000
11/1/2011	Buy	32,000
11/2/2011	Sell	127,000
11/10/2011	Buy	11,000
11/15/2011	Sell	51,000
11/22/2011	Sell	21,000
11/28/2011	Sell	66,000
12/2/2011	Sell	50,000
12/5/2011	Sell	204,000
12/8/2011	Sell	31,000
12/9/2011	Sell	501,000
12/14/2011	Sell	20,000

S-II-A-1

Date of Transaction	Type of Transaction	# of Shares
12/15/2011	Sell	2,281,000
12/16/2011	Sell	517,300
12/20/2011	Sell	39,000
12/23/2011	Sell	26,000
12/27/2011	Buy	26,000
1/3/2012	Buy	93,000
1/6/2012	Buy	13,000
1/9/2012	Buy	586,000
1/20/2012	Sell	672,000
1/24/2012	Sell	65,000
1/26/2012	Sell	76,000
1/27/2012	Sell	285,000
2/2/2012	Sell	4,428,333
2/3/2012	Sell	2,625,267
2/9/2012	Sell	112,000
2/10/2012	Sell	138,000
2/15/2012	Sell	95,000
2/17/2012	Sell	39,000
2/22/2012	Sell	57,000
2/24/2012	Sell	68,000
3/5/2012	Sell	88,000
3/13/2012	Buy	25,200
3/19/2012	Buy	746,000
3/20/2012	Sell	248,000
3/22/2012	Sell	67,000
3/29/2012	Sell	55,000
3/30/2012	Buy	28,000
4/2/2012	Sell	82,000
4/3/2012	Sell	14,000
4/5/2012	Buy	201,000
4/16/2012	Sell	199,000
4/17/2012	Buy	45,000
4/23/2012	Sell	239,933
4/30/2012	Sell	45,000
4/30/2012	Sell	23,000
5/1/2012	Sell	573,000
5/8/2012	Sell	70,000
5/15/2012	Buy	24,300
5/18/2012	Sell	10,100
5/24/2012	Sell	32,900
6/1/2012	Buy	154,800
6/19/2012	Sell	30,700

S-II-A-2

Date of Transaction	Type of Transaction	# of Shares
6/26/2012	Sell	10,800
7/2/2012	Buy	212,000
7/3/2012	Sell	81,000
7/23/2012	Sell	25,500
7/24/2012	Sell	24,500
7/27/2012	Sell	63,400
8/10/2012	Sell	104,800
8/14/2012	Sell	289,200
8/16/2012	Sell	38,000
8/21/2012	Sell	93,000
8/24/2012	Sell	102,500
8/27/2012	Sell	193,000
8/31/2012	Sell	53,000
9/11/2012	Sell	8,100
9/18/2012	Sell	178,100
9/20/2012	Sell	105,500
9/21/2012	Sell	128,000
10/3/2012	Sell	230,900
10/19/2012	Sell	50,000
11/29/2012	Sell	101,000
12/12/2012	Sell	57,300
2/6/2013	Sell	471,667
2/7/2013	Sell	471,667
2/8/2013	Sell	471,666
3/4/2013	Sell	192,200
4/17/2013	Sell	13,000
4/23/2013	Sell	16,000
4/30/2013	Sell	35,200
5/17/2013	Sell	95,100
5/20/2013	Sell	102,400
5/28/2013	Sell	258,400
6/10/2013	Sell	284,902
6/12/2013	Sell	282,200
6/18/2013	Sell	71,657,828
6/20/2013	Sell	200,700
6/21/2013	Sell	32,300
6/24/2013	Sell	30,500
6/25/2013	Sell	80,600
6/26/2013	Sell	127,400
7/1/2013	Sell	117,100
7/2/2013	Sell	189,600
7/10/2013	Sell	126,300

S-II-A-3

Date of Transaction	Type of Transaction	# of Shares
7/26/2013	Sell	26,300
7/31/2013	Sell	11,400

No indebtedness was incurred by SAM for the purpose of acquiring or holding Dell Common Stock.

In addition to the above transactions, on the dates indicated below (1) certain clients of SAM established their advisory relationship with SAM (indicated in the table below as a “Long-In”) and added the indicated number of shares to SAM’s discretion, and (2) certain clients of SAM terminated their advisory relationship with SAM (indicated in the table below as a “Long-Out”) and removed the indicated number of shares from SAM’s discretion.

Date of Transaction	Type of Transaction	# of Shares
9/30/2011	Long-Out	4,000
10/3/2011	Long-In	385,500
10/27/2011	Long-Out	222,000
10/28/2011	Long-In	595,500
11/1/2011	Long-Out	498,000
12/1/2011	Long-Out	172,421
12/1/2011	Long-Out	299,579
12/1/2011	Long-Out	178,000
12/13/2011	Long-In	357,000
1/10/2012	Long-Out	234,000
1/18/2012	Long-In	114,000
3/23/2012	Long-Out	842,000
3/31/2012	Long-Out	291,000
3/31/2012	Long-Out	375,000
4/13/2012	Long-Out	324,000
4/25/2012	Long-In	453,000
5/10/2012	Long-In	1,178,400
7/20/2012	Long-In	87,400
9/12/2012	Long-Out	1,019,000
9/21/2012	Long-Out	287,200
10/1/2012	Long-Out	373,800
10/9/2012	Long-Out	238,000
11/9/2012	Long-Out	349,000
11/19/2012	Long-Out	128,000
11/19/2012	Long-Out	2,687,168
11/20/2012	Long-Out	781,900
11/28/2012	Long-Out	869,844
11/30/2012	Long-Out	116,000
12/13/2012	Long-Out	84,000
1/28/2013	Long-Out	106,000
3/6/2013	Long-Out	97,500
3/19/2013	Long-Out	122,000
4/19/2013	Long-Out	179,000

S-II-A-4

Date of Transaction	Type of Transaction	# of Shares
5/17/2013	Long-Out	689,000
5/30/2013	Long-Out	1,122,000
7/2/2013	Long-Out	917,700
7/12/2013	Long-Out	163,547
7/17/2013	Long-Out	130,000
8/14/2013	Long-Out	33,552

In addition to the above transactions, on May 15, 2013, SAM exercised 25,000,000 December 2015 call options. The exercise of the options provided SAM with rights to exercise voting authority over the underlying securities. The exercise of the options did not alter SAM’s beneficial ownership of the underlying securities.

S-II-A-5

SCHEDULE III

to Annex A

FORM OF INDEMNIFICATION AGREEMENT

May 13, 2013

Dear Mr. __________:

Southeastern Asset Management, Inc. (“Southeastern”) intends to (i) deliver to Dell, Inc. (the “Company”) on behalf of Longleaf Partners Fund, Southeastern’s largest client and record holder of 100 shares, a notice indicating its intention to nominate for election at the Company’s 2013 annual meeting of stockholders, or any other meeting of stockholders held in lieu thereof or at which Directors may be elected, and any adjournments, postponements, reschedulings or continuations thereof (the “Annual Meeting”) individuals selected by Southeastern (each a “Nominee”) to serve as directors on the Company’s Board of Directors (the “Company Board”) and (ii) commence a proxy solicitation in support of the election of the Nominees at the Annual Meeting (the “Proxy Solicitation”).

Southeastern wishes to retain you as a Nominee, and you wish to serve as a Nominee, upon the terms and subject to the conditions set forth below.

1.         Nomination and Agreement to Serve. (a) Southeastern hereby requests your agreement and consent to be named as a Nominee, and you hereby agree and consent to be so named and to be referred to as a Nominee in Southeastern’s materials relating to the Proxy Solicitation. You further agree that, if you are elected to the Company Board, you will serve as a director of the Company. Southeastern acknowledges that, as a nominee for election to the Company Board and if elected as a director of the Company, you shall exercise your independent judgment, act in accordance with your fiduciary duties and will not be required to reflect the views of Southeastern. If elected to the Company Board, you shall have no obligation to Southeastern in any capacity, other than duties owed generally to stockholders of the Company.

(b)         Simultaneously with the execution of this letter agreement, you are delivering to Southeastern a completed Schedule 14A Questionnaire (the “Questionnaire”), in the form provided to you. You understand that Southeastern will publicly file with various governmental agencies certain documents prepared in connection with the Proxy Solicitation, which documents will be based in part on the information you provide in the Questionnaire.

2.         Indemnification with Respect to the Proxy Solicitation. (a) Southeastern shall, to the fullest extent permitted by law, indemnify you and hold you harmless if you are a party, or are threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), arising out of or relating to being named by Southeastern as a Nominee or references to you as such in Southeastern’s materials relating to the Proxy Solicitation, or otherwise in connection with the Proxy Solicitation, against any and all expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred by you in connection with such Proceeding.

(b)         You shall provide Southeastern with notice of any Proceeding as to which you may be entitled to seek indemnification under Paragraph 2(a). Southeastern may assume the defense of any such Proceeding at Southeastern’s expense; provided that you shall cooperate with Southeastern in the defense of such Proceeding and comply with any reasonable request of Southeastern made in connection with such defense. If Southeastern does not elect to assume such defense, expenses (including attorneys’ fees) actually and reasonably incurred by you in defending any Proceeding arising out of or relating to the Proxy Solicitation and nomination as a Nominee shall be paid by Southeastern.

(c)         The indemnification of expenses provided by this Paragraph 2 shall continue whether or not you are elected to the Company Board.

S-III-A-1

3.         Indemnification with Respect to Service as Company Director. You understand that, if you are elected to the Company Board, you shall be entitled to such indemnification of expenses with respect to your service as a director of the Company as shall be provided to the Company’s directors, in accordance with the Company’s policies as in effect from time to time, and shall be entitled to be covered by the directors and officers insurance policy maintained by the Company for its directors, in accordance with the Company’s policies as in effect from time to time.

4.         Non-Exclusivity of Rights. The indemnification of expenses provided by this letter agreement shall not be deemed exclusive of any other rights to which you may be entitled under any by-law, other agreement, vote of stockholders, disinterested directors or otherwise, to the extent such other rights are authorized by applicable law.

5.         Assignment. This letter agreement shall be binding on you and on Southeastern and its successors and assigns. Your rights hereunder may not be assigned.

6.         Severability. If any term or provision of this letter agreement is determined to be invalid or unenforceable, then the remaining terms and provisions hereof shall be unimpaired and the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

7.         Governing Law. This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

8.         Counterparts. This letter agreement may be executed in counterparts, each of which shall be deemed to be an original, but both of which shall constitute the same agreement. If you agree with the foregoing, please so indicate by signing in the space provided below, whereupon this letter agreement will become a binding agreement between Southeastern and you.

SOUTHEASTERN ASSET MANAGEMENT, INC.

By
Name:
Title:

Agreed as of the date first above written:

Name:

S-III-A-2

ANNEX B

information concerning THE ICAHn participants

Security Ownership of Icahn Participants

(1) Title of Class	(2) Name of Icahn Beneficial Owner[1]	(3) Amount of Beneficial Ownership	(4) Percent of Class[2]
Dell Common Stock	High River Limited Partnership	31,295,730	1.78%
Dell Common Stock	Icahn Partners LP	47,550,996	2.71%
Dell Common Stock	Icahn Partners Master Fund LP	50,229,548	2.86%
Dell Common Stock	Icahn Partners Master Fund II LP	19,027,739	1.08%
Dell Common Stock	Icahn Partners Master Fund III LP	8,374,637	0.48%

Description of Icahn Beneficial Ownership and Icahn Beneficial Owners

Barberry Corp., a Delaware corporation (“Barberry”), is the sole member of Hopper Investments LLC, a Delaware limited liability company (“Hopper”), which is the general partner of High River Limited Partnership, a Delaware limited partnership (“High River”). Beckton Corp., a Delaware corporation (“Beckton”) is the sole shareholder of Icahn Enterprises G.P. Inc., a Delaware corporation (“Icahn Enterprises GP”), which is the general partner of Icahn Enterprises Holdings L.P., a Delaware limited partnership (“Icahn Holdings”). Icahn Holdings is the sole member of IPH GP LLC, a Delaware limited liability company (“IPH”), which is the general partner of Icahn Capital L.P., a Delaware limited partnership (“Icahn Capital”). Icahn Capital is the general partner of each of Icahn Onshore LP, a Delaware limited partnership (“Icahn Onshore”) and Icahn Offshore LP, a Delaware limited partnership (“Icahn Offshore”). Icahn Onshore is the general partner of Icahn Partners LP, a Delaware limited partnership (“Icahn Partners”). Icahn Offshore is the general partner of each of Icahn Partners Master Fund LP, a Delaware limited partnership (“Icahn Master”) Icahn Partners Master Fund II, LP, a Delaware limited partnership (“Icahn Master II”) and Icahn Partners Master Fund III LP, a Delaware limited partnership (“Icahn Master III”). Each of Barberry and Beckton is 100 percent owned by Carl C. Icahn (“Mr. Icahn,” and collectively with Barberry, Hopper, Beckton, Icahn Enterprises GP, Icahn Holdings, IPH, Icahn Capital, Icahn Onshore and Icahn Offshore, the “Icahn Beneficial Owners” and each of them an “Icahn Beneficial Owner”; High River, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III, together, the “Icahn Direct Beneficial Owners”). As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Icahn Direct Beneficial Owners and the Icahn Beneficial Owners.

The principal business address of each of (i) Icahn Offshore, Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601 and (ii) Barberry and Hopper is c/o Icahn Capital LP, 767 Fifth Avenue, 46th Floor, New York, NY 10153.

Barberry is primarily engaged in the business of serving as the sole member of Hopper and investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River and investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner

1 Please note that each Holder listed in this table is, as of the date of this Proxy Statement, the direct beneficial owner of the shares of Dell Common Stock set forth under the heading “(3) Amount of Beneficial Ownership” and that indirect beneficial ownership of shares of Dell Common Stock is described below in the text of this Annex B under the heading “Description of Icahn Beneficial Ownership and Icahn Beneficial Owners.”

2 Please note that percentages of ownership set forth in this column were calculated based on the 1,757,886,137 shares of Dell Common Stock Shares stated to be outstanding as of August 5, 2013, according to Dell’s Revised Definitive Proxy Statement, dated August 14, 2013, filed with the Securities and Exchange Commission on August 14, 2013.

B-1

of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises and Icahn Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP. Mr. Carl C. Icahn is primarily engaged in serving as (i) Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises, through which Mr. Icahn manages various private investment funds, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III, (ii) Chairman of the Board of Icahn Enterprises GP, the general partner of Icahn Enterprises L.P., a Nasdaq listed diversified holding company engaged in a variety of businesses, including investment, automotive, energy, gaming, railcar, food packaging, metals, real estate and home fashion, and (iii) Chairman of the Board and a director of Starfire Holding Corporation ("Starfire"), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire's subsidiaries.

The Icahn Direct Beneficial Owners and the Icahn Beneficial Owners may be deemed to beneficially own, in the aggregate, 156,478,650 shares of Dell Common Stock, representing approximately 8.9% of Dell’s outstanding shares of Common Stock (based upon the 1,757,886,137 shares of Dell Common Stock stated to be outstanding as of August 5, 2013 by Dell in Dell’s Revised Definitive Proxy Statement, dated August 14, 2013, filed with the Securities and Exchange Commission on August 14, 2013.)

High River has sole voting power and/or sole dispositive power with regard to 31,295,730 shares of Dell Common Stock. Each of Hopper, Barberry and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and/or sole dispositive power with regard to 47,550,996 shares of Dell Common Stock. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master has sole voting power and/or sole dispositive power with regard to 50,229,548 shares of Dell Common Stock. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master II has sole voting power and/or sole dispositive power with regard to 19,027,739 shares of Dell Common Stock. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master III has sole voting power and/or sole dispositive power with regard to 8,374,637 shares of Dell Common Stock. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares.

Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own the 31,295,730 shares of Dell Common Stock which High River directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own the 47,550,996 shares of Dell Common Stock which Icahn Partners directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, Icahn Master II and Icahn Master III, may be deemed to indirectly beneficially own the 77,631,924 shares of Dell Common Stock which Icahn Master, Icahn Master II and Icahn Master III directly beneficially own.

The Icahn Beneficial Owners have agreed to act in concert with SAM solely for the purposes of promoting the transactions and proposals contained in the Stock Purchase Agreement (as defined in Annex A) and the May 9 Board Letter, including urging stockholders to vote against the Proposed Going Private Transaction, and the joint solicitation of proxies for the Special Meeting and the Annual Meeting. Based on the foregoing, the Icahn Beneficial Owners and SAM have formed a “group” within the meaning of Section 13(d)(3) of the Exchange Act and may be deemed to beneficially own 225,949,479 shares of Dell Common Stock, constituting approximately 12.9% of the 1,757,886,137 shares outstanding. However, the Icahn Beneficial Owners expressly disclaim beneficial ownership of the 69,470,829 shares of Dell Common Stock beneficially owned by SAM and its related affiliates. The Icahn Beneficial Owners also expressly retain the sole voting and investment power of the shares of Dell Common Stock they beneficially own.

With respect to each Icahn Beneficial Owner and each Icahn Nominee (collectively, the (“Icahn Participants”), except as set forth in this Proxy Statement or the Annexes attached hereto, (i) such Icahn Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with

B-2

respect to any securities of Dell, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Icahn Participant nor any of such Icahn Participant’s associates have any arrangement or understanding with any person with respect to (A) any future employment by Dell or its affiliates or (B) any future transactions to which Dell or any of its affiliates will or may be a party.

Mr. Icahn has an interest in the Annual Meeting indirectly through the beneficial ownership of securities, as further described in this Annex B. Each of Mr. Icahn, Mr. Jonathan Christodoro, and Mr. Daniel Ninivaggi is employed by an entity affiliated with IEP, and Mr. Christodoro and Mr. Ninivaggi have each entered into agreements relating to the terms of such employment with the applicable entity. From time to time, Mr. Christodoro and Mr. Ninivaggi may serve on the boards of directors of entities in which Mr. Icahn and/or his affiliates have an interest. In such situations, Mr. Christodoro and Mr. Ninivaggi may receive customary director compensation from such entities (which may include cash fees, equity awards, reimbursement of travel expenses, indemnification and the like). The principal business address of each of Mr. Icahn, Mr. Christodoro, and Mr. Ninivaggi is c/o Icahn Capital LP, 767 Fifth Avenue, 46th Floor, New York, NY 10153.

Except as described herein, none of the Icahn Nominees beneficially owns any interest in securities of Dell and none of the Icahn Nominees will receive any special compensation in connection with such solicitation of proxies from Dell stockholders. Each of the Icahn Nominees (other than Mr. Icahn) is party to a Nominee Agreement, substantially in the form attached hereto as Schedule III to this Annex B, pursuant to which an affiliate of the Icahn Beneficial Owners has agreed to pay certain fees to such Icahn Nominee (except in the case of Mr. Christodoro, Mr. Ninivaggi and Mr. Krongard, who are not receiving a fee) and to indemnify such Icahn Nominee with respect to certain costs incurred by such Icahn Nominee in connection with the proxy contest relating to the Annual Meeting. Except as set forth in this Proxy Statement or the Annexes attached hereto and as provided in the Nominee Agreement, none of the Icahn Nominees will receive any compensation from Icahn or any of their affiliates in connection with this proxy solicitation. Each of the Icahn Nominees, other than Mr. Christodoro, Mr. Ninivaggi and Mr. Krongard, has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement.

Entities affiliated with Mr. Icahn purchase approximately $6 million of products and services from Dell each year.

On August 1, 2013, the Icahn Direct Beneficial Owners filed an action in the Court of Chancery of the State of Delaware against Dell and the members of the Board, including Michael Dell. The complaint challenges certain actions taken by the Board in relation to a going-private merger (the “Merger”) and an alternative recapitalization of Dell proposed by certain of the Icahn Participants and others. In particular, the complaint challenges actions taken by the Board in relation to a special meeting to vote on the Merger and the failure of the Board to hold an annual meeting of stockholders at which the Icahn Participants intend to seek the stockholders of Dell to vote for new directors who would support the recapitalization proposal. The complaint seeks both injunctive and declaratory relief. The Icahn Direct Beneficial Owners expect the defendants to vigorously defend against the complaint and there can be no assurances as to the ultimate outcome of the matter.

B-3

Two Year Summary Table:

The following table indicates the date of each purchase and sale of share of Dell Common Stock by the Icahn Participants and his affiliates within the past two years, and the number of shares of Dell Common Stock in each such purchase and sale.

Name	Date	Shares Purchased
High River	02/08/2013	1,000,000.00
High River	02/11/2013	260,000.00
High River	02/12/2013	100,000.00
High River	03/06/2013	40,000.00
High River	04/10/2013	14,693,664.00	(1)
High River	06/18/2013	14,402,066.00	(2)
High River	08/01/2013	800,000.00

Icahn Partners	02/08/2013	1,520,055.00
Icahn Partners	02/11/2013	395,214.00
Icahn Partners	02/12/2013	152,007.00
Icahn Partners	03/06/2013	60,453.00
Icahn Partners	04/10/2013	22,327,421.00	(1)
Icahn Partners	06/18/2013	21,553,021.00	(2)
Icahn Partners	08/01/2013	1,542,825.00

Icahn Master	02/08/2013	1,573,579.00
Icahn Master	02/11/2013	409,131.00
Icahn Master	02/12/2013	157,357.00
Icahn Master	03/06/2013	63,792.00
Icahn Master	04/10/2013	23,133,425.00	(1)
Icahn Master	06/18/2013	23,235,089.00	(2)
Icahn Master	08/01/2013	1,657,175.00

Icahn Master II	02/08/2013	629,318.00
Icahn Master II	02/11/2013	163,623.00
Icahn Master II	02/12/2013	62,932.00
Icahn Master II	03/06/2013	24,908.00
Icahn Master II	04/10/2013	9,244,236.00	(1)
Icahn Master II	06/18/2013	8,902,722.00	(2)

Icahn Master III	02/08/2013	277,048.00
Icahn Master III	02/11/2013	72,032.00
Icahn Master III	02/12/2013	27,704.00
Icahn Master III	03/06/2013	10,847.00
Icahn Master III	04/10/2013	4,069,576.00	(1)
Icahn Master III	06/18/2013	3,917,430.00	(2)

(1)	The Icahn Direct Beneficial Owners acquired these shares of Dell Common Stock upon the exercise of call options as described on Schedule I to this Annex B.

(2)	The Icahn Direct Beneficial Owners acquired these shares of Dell Common Stock from SAM pursuant to the Stock Purchase Agreement, which was filed as Exhibit 2 to Amendment No. 2 to Icahn's Schedule 13D, filed on June 18, 2013.

Shares of Dell Common Stock purchased by each of the Icahn Direct Beneficial Owners are maintained in margin accounts that include positions in securities in addition to the shares of Dell Common Stock. As of August 14, 2013,

B-4

the indebtedness of (i) High River’s margin account was approximately $294 million, (ii) Icahn Partner’s margin account was approximately $929 million, (iii) Icahn Master’s margin account was approximately $1,024 million, (iv) Icahn Master II’s margin account was approximately $440 million, and (v) Icahn Master III’s margin account was approximately $193 million.

B-5

SCHEDULE I

to Annex B

The following are American call options purchased by the Icahn Direct Beneficial Owners, which were written by UBS AG with a $8.50 strike price and an expiration date of February 11, 2015, and which provided for physical settlement. These are further described in the chart set forth below. On April 10, 2013, the Icahn Direct Beneficial Owners exercised all of their respective call options.

NAME	DATE	QUANTITY
High River	02/11/2013	1,306,731.00
High River	02/12/2013	493,700.00
High River	02/13/2013	600,000.00
High River	02/14/2013	866,876.00
High River	02/15/2013	694,342.00
High River	02/19/2013	991,036.00
High River	02/20/2013	876,353.00
High River	02/21/2013	707,735.00
High River	02/22/2013	99,180.00
High River	02/25/2013	313,498.00
High River	02/26/2013	960,589.00
High River	02/27/2013	773,713.00
High River	02/28/2013	620,900.00
High River	03/01/2013	700,000.00
High River	03/04/2013	3,154,171.00
High River	03/05/2013	607,690.00
High River	03/06/2013	927,150.00

Icahn Partners	02/11/2013	1,986,302.00
Icahn Partners	02/12/2013	750,450.00
Icahn Partners	02/13/2013	912,033.00
Icahn Partners	02/14/2013	1,317,699.00
Icahn Partners	02/15/2013	1,055,439.00
Icahn Partners	02/19/2013	1,506,430.00
Icahn Partners	02/20/2013	1,332,104.00
Icahn Partners	02/21/2013	1,075,794.00
Icahn Partners	02/22/2013	150,762.00
Icahn Partners	02/25/2013	476,533.00
Icahn Partners	02/26/2013	1,460,147.00
Icahn Partners	02/27/2013	1,176,087.00
Icahn Partners	02/28/2013	943,803.00
Icahn Partners	03/01/2013	1,058,564.00
Icahn Partners	03/04/2013	4,792,993.00
Icahn Partners	03/05/2013	923,429.00
Icahn Partners	03/06/2013	1,408,852.00

Icahn Master	02/11/2013	2,056,245.00
Icahn Master	02/12/2013	776,875.00
Icahn Master	02/13/2013	944,146.00
Icahn Master	02/14/2013	1,364,098.00
Icahn Master	02/15/2013	1,092,602.00
Icahn Master	02/19/2013	1,559,474.00
Icahn Master	02/20/2013	1,379,010.00
Icahn Master	02/21/2013	1,113,679.00
Icahn Master	02/22/2013	156,066.00

S-I-B-1

NAME	DATE	QUANTITY
Icahn Master	02/25/2013	493,313.00
Icahn Master	02/26/2013	1,511,563.00
Icahn Master	02/27/2013	1,217,498.00
Icahn Master	02/28/2013	977,036.00
Icahn Master	03/01/2013	1,109,814.00
Icahn Master	03/04/2013	4,965,643.00
Icahn Master	03/05/2013	956,693.00
Icahn Master	03/06/2013	1,459,670.00

Icahn Master II	02/11/2013	822,349.00
Icahn Master II	02/12/2013	310,695.00
Icahn Master II	02/13/2013	377,591.00
Icahn Master II	02/14/2013	545,539.00
Icahn Master II	02/15/2013	436,963.00
Icahn Master II	02/19/2013	623,677.00
Icahn Master II	02/20/2013	551,506.00
Icahn Master II	02/21/2013	445,391.00
Icahn Master II	02/22/2013	62,416.00
Icahn Master II	02/25/2013	197,290.00
Icahn Master II	02/26/2013	604,516.00
Icahn Master II	02/27/2013	486,912.00
Icahn Master II	02/28/2013	390,743.00
Icahn Master II	03/01/2013	438,583.00
Icahn Master II	03/04/2013	1,984,440.00
Icahn Master II	03/05/2013	382,327.00
Icahn Master II	03/06/2013	583,298.00

Icahn Master III	02/11/2013	362,027.00
Icahn Master III	02/12/2013	136,779.00
Icahn Master III	02/13/2013	166,230.00
Icahn Master III	02/14/2013	240,166.00
Icahn Master III	02/15/2013	192,366.00
Icahn Master III	02/19/2013	274,564.00
Icahn Master III	02/20/2013	242,792.00
Icahn Master III	02/21/2013	196,078.00
Icahn Master III	02/22/2013	27,476.00
Icahn Master III	02/25/2013	86,855.00
Icahn Master III	02/26/2013	266,129.00
Icahn Master III	02/27/2013	214,355.00
Icahn Master III	02/28/2013	172,020.00
Icahn Master III	03/01/2013	193,039.00
Icahn Master III	03/04/2013	873,608.00
Icahn Master III	03/05/2013	168,313.00
Icahn Master III	03/06/2013	256,779.00

S-I-B-2

SCHEDULE II

to Annex B

The following are European-style put options which were written by the Icahn Direct Beneficial Owners to UBS AG and had a $8.50 strike price and an expiration date of the earlier of February 11, 2015 or the date on which the corresponding American-style call option described in Schedule I to Annex B, is exercised, and provided for cash settlement only and are further described in the chart set forth below. On April 10, 2013, the Icahn Direct Beneficial Owners exercised all of the call options described in Schedule I to Annex B, and upon exercise of the call options, all of the put options described below expired pursuant to their terms.

NAME	DATE	QUANTITY
High River	02/11/2013	1,306,731.00
High River	02/12/2013	493,700.00
High River	02/13/2013	600,000.00
High River	02/14/2013	866,876.00
High River	02/15/2013	694,342.00
High River	02/19/2013	991,036.00
High River	02/20/2013	876,353.00
High River	02/21/2013	707,735.00
High River	02/22/2013	99,180.00
High River	02/25/2013	313,498.00
High River	02/26/2013	960,589.00
High River	02/27/2013	773,713.00
High River	02/28/2013	620,900.00
High River	03/01/2013	700,000.00
High River	03/04/2013	3,154,171.00
High River	03/05/2013	607,690.00
High River	03/06/2013	927,150.00

Icahn Partners	02/11/2013	1,986,302.00
Icahn Partners	02/12/2013	750,450.00
Icahn Partners	02/13/2013	912,033.00
Icahn Partners	02/14/2013	1,317,699.00
Icahn Partners	02/15/2013	1,055,439.00
Icahn Partners	02/19/2013	1,506,430.00
Icahn Partners	02/20/2013	1,332,104.00
Icahn Partners	02/21/2013	1,075,794.00
Icahn Partners	02/22/2013	150,762.00
Icahn Partners	02/25/2013	476,533.00
Icahn Partners	02/26/2013	1,460,147.00
Icahn Partners	02/27/2013	1,176,087.00
Icahn Partners	02/28/2013	943,803.00
Icahn Partners	03/01/2013	1,058,564.00
Icahn Partners	03/04/2013	4,792,993.00
Icahn Partners	03/05/2013	923,429.00
Icahn Partners	03/06/2013	1,408,852.00

Icahn Master	02/11/2013	2,056,245.00
Icahn Master	02/12/2013	776,875.00
Icahn Master	02/13/2013	944,146.00
Icahn Master	02/14/2013	1,364,098.00
Icahn Master	02/15/2013	1,092,602.00
Icahn Master	02/19/2013	1,559,474.00

S-II-B-1

NAME	DATE	QUANTITY
Icahn Master	02/20/2013	1,379,010.00
Icahn Master	02/21/2013	1,113,679.00
Icahn Master	02/22/2013	156,066.00
Icahn Master	02/25/2013	493,313.00
Icahn Master	02/26/2013	1,511,563.00
Icahn Master	02/27/2013	1,217,498.00
Icahn Master	02/28/2013	977,036.00
Icahn Master	03/01/2013	1,109,814.00
Icahn Master	03/04/2013	4,965,643.00
Icahn Master	03/05/2013	956,693.00
Icahn Master	03/06/2013	1,459,670.00

Icahn Master II	02/11/2013	822,349.00
Icahn Master II	02/12/2013	310,695.00
Icahn Master II	02/13/2013	377,591.00
Icahn Master II	02/14/2013	545,539.00
Icahn Master II	02/15/2013	436,963.00
Icahn Master II	02/19/2013	623,677.00
Icahn Master II	02/20/2013	551,506.00
Icahn Master II	02/21/2013	445,391.00
Icahn Master II	02/22/2013	62,416.00
Icahn Master II	02/25/2013	197,290.00
Icahn Master II	02/26/2013	604,516.00
Icahn Master II	02/27/2013	486,912.00
Icahn Master II	02/28/2013	390,743.00
Icahn Master II	03/01/2013	438,583.00
Icahn Master II	03/04/2013	1,984,440.00
Icahn Master II	03/05/2013	382,327.00
Icahn Master II	03/06/2013	583,298.00

Icahn Master III	02/11/2013	362,027.00
Icahn Master III	02/12/2013	136,779.00
Icahn Master III	02/13/2013	166,230.00
Icahn Master III	02/14/2013	240,166.00
Icahn Master III	02/15/2013	192,366.00
Icahn Master III	02/19/2013	274,564.00
Icahn Master III	02/20/2013	242,792.00
Icahn Master III	02/21/2013	196,078.00
Icahn Master III	02/22/2013	27,476.00
Icahn Master III	02/25/2013	86,855.00
Icahn Master III	02/26/2013	266,129.00
Icahn Master III	02/27/2013	214,355.00
Icahn Master III	02/28/2013	172,020.00
Icahn Master III	03/01/2013	193,039.00
Icahn Master III	03/04/2013	873,608.00
Icahn Master III	03/05/2013	168,313.00
Icahn Master III	03/06/2013	256,779.00

S-II-B-2

SCHEDULE III

to Annex B

FORM OF NOMINEE AGREEMENT

ICAHN CAPITAL LP

___________, 2013

To the undersigned potential nominee:

This will confirm our understanding as follows:

You agree that you are willing, should we so elect, to become a member of a slate of nominees (the “Slate”) to stand for election as a director of Dell Inc. (“Dell”) in connection with a proxy contest with management of Dell in respect of the election of directors of Dell at the 2013 Annual Meeting of Shareholders of Dell (the “Annual Meeting”), expected to be held during the summer of 2013, or a special meeting of shareholders of Dell called for a similar purpose (the “Proxy Contest”).

Icahn Capital LP (“Icahn”) agrees to pay the costs of the Proxy Contest.

In addition, upon our filing of a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”), which indicates that Icahn, or an affiliate thereof, intends to nominate you for election at the Annual Meeting, you will be entitled to be paid $25,000 by Icahn unless (i) you are elected to serve as a director of Dell at the Annual Meeting or a special meeting of shareholders of Dell called for a similar purpose or (ii) you are appointed or nominated as a director in connection with a settlement of the Proxy Contest by Icahn and Dell, in which cases, you will not receive any payment from Icahn in connection with the Proxy Contest. Payment to you pursuant to this paragraph, if any, will be made by Icahn, subject to the terms hereof, upon the earliest of (i) the certification of the results of the election in respect of the Proxy Contest, (ii) the settlement of the Proxy Contest by Icahn and Dell but only to the extent you are not elected or appointed as a director in connection with such settlement, or (iii) the withdrawal of the Proxy Contest by Icahn. [Note: This paragraph is not included in the Nominee Agreement of Mr. Ninivaggi, Mr. Christodoro or Mr. Krongard.]

You understand that it may be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek election. In that connection, you are being supplied with a questionnaire in which you will provide Icahn with information necessary for Icahn to make appropriate disclosure both to Dell and for use in creating the proxy material to be sent to shareholders of Dell and to be filed with the SEC. You have agreed that (i) you will immediately complete and sign the questionnaire and return it to Andrew Langham, Assistant General Counsel, Icahn Enterprises LP, 767 Fifth Avenue, Suite 4700, New York, NY 10153, Tel: (212) 702-4382, Email: alangham@sfire.com, and (ii) your responses to the questions contained therein will be true and correct in all respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the attached instrument directed to Dell informing Dell that you consent to being nominated by Icahn, or an affiliate thereof, for election as a director of Dell and, if elected, consent to serving as a director of Dell. Upon being notified that we have chosen you, we may forward that instrument and your completed questionnaire (or summaries thereof) to Dell.

Icahn hereby agrees that, so long as you actually serve on the Slate, Icahn will defend, indemnify and hold you harmless from and against any and all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) incurred by you in the event that (i) you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Dell on the Slate (a “Proceeding”) or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys’ costs and expenses incurred by you in connection

S-III-B-1

with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that Icahn determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but only for events which occur prior to such election and subsequent to the date hereof. Anything to the contrary herein notwithstanding, Icahn is not defending, indemnifying or holding you harmless for any action taken by you or on your behalf which occurs prior to the date hereof or subsequent to the Annual Meeting or such earlier time as you are no longer a nominee of the Slate for election to Dell’s Board of Directors or for any actions taken by you as a director of Dell, if you are elected or appointed. Nothing herein shall be construed to provide you a defense, indemnity or the right to be held harmless: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for defense, indemnification or being held harmless hereunder, you shall promptly notify Icahn in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, Icahn shall be entitled to control your defense with counsel chosen by Icahn. Icahn shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent. However, Icahn may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

Each of us recognizes that should you be elected to the Board of Directors of Dell all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the shareholders of Dell and, as a result, that there is, and can be, no agreement between you and Icahn which governs the decisions which you will make as a director of Dell.

Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

Very truly yours,

ICAHN CAPITAL LP

By:
Name:
Title:

Agreed to and Accepted as
of the date first above written:

Name:

S-III-B-2

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

DELL INC.
2013 ANNUAL MEETING OF STOCKHOLDERS

GOLD PROXY CARD
YOUR VOTE IS IMPORTANT.

MARK, SIGN, DATE AND RETURN YOUR PROXY TODAY,

UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE.

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHNE, PLEASE DATE, MAREK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE, WHETHER BY INTERNET OR TELEPHONE, BUT BE RECEIVED NO LATER THATN 11:59 P.M., EDT, ON [ ● ], 2013 TO BE INCLUDED IN THE VOTING RESUTS.

IF YOU HAVE NOT VOTED VIA THE INTENET OR TELEPHONE, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND

i RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE. i

GOLD PROXY CARD	GOLD PROXY CARD

THIS PROXY IS BEING SOLICITED BY
ICAHN ENTERPRISES L.P.,

SOUTHEASTERN ASSET MANAGEMENT, INC. AND

LONGLEAF PARTNERS FUND
AND NOT BY OR ON BEHALF OF THE BOARD OF DIRECTORS OF DELL INC.
FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

SIGN, DATE AND MAIL YOUR PROXY TODAY

The undersigned stockholder(s) of Dell Inc. (“Dell”) hereby acknowledge(s) receipt of the Proxy Statement of Icahn Enterprises L.P., Southeastern Asset Management, Inc., and Longleaf Partners Fund (collectively, “Icahn/SAM”), dated [ ● ], 2013, related to, and the undersigned stockholder(s) hereby revoke(s) all prior proxies given or delivered in connection with, the 2013 Annual Meeting of stockholders of Dell Inc. to be held at 9:00 a.m., Central Daylight Time, on [ ● ], 2013, at the Dell Round Rock campus, Building No. 2, Houston-Dallas conference room, 501 Dell Way, Round Rock, Texas 78682, and any adjournments or postponements thereof (the “Annual Meeting”). The undersigned stockholder(s) hereby appoint(s) Richard W. Hussey and Jonathan Christodoro, and each of them singly, as proxies, each with full power of substitution, and hereby authorize(s) them to represent and to vote all of the shares of Common Stock of Dell Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

Each of the proposals set forth herein was proposed by Dell, and none of the proposals are conditioned on the approval of any other proposal.

EXCEPT AS PROVIDED HEREIN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE AND YOU HAVE SIGNED THIS PROXY CARD, THIS PROXY WILL BE VOTED (I) “FOR” MR. CHRISTODORO, MR. DEBES, MR. ICAHN, MR. JONES, MR. MERCHANT, MR. MEYERS, MR. NINIVAGGI, MR. VAN OPPEN, MR. SILVER, DR. SINGH, MR. WILLMOTT AND MR. KRONGARD; (II) [ ● ]; (III) [ ● ]; AND (IV) IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY WILL REVOKE (OR BE USED BY THE PROXIES TO REVOKE) ANY PRIOR PROXY DELIVERED IN CONNECTION WITH THE PROPOSALS SET FORTH HEREIN TO THE EXTENT IT IS VOTED AT THE 2013 ANNUAL MEETING AS STIPULATED BELOW. BY EXECUTING THIS GOLD PROXY CARD YOU ARE AUTHORIZING THE PERSONS NAMED AS PROXIES TO REVOKE ALL PRIOR PROXIES ON YOUR BEHALF.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

	VOTE BY INTERNET	WWW.FIRSTCOASTRESULTS.COM/DELL
Visit the Internet voting Website at http://www.firstcoastresults.com/dell. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 11:59 p.m. (EDT) on [ ● ], 2013.
Icahn Enterprises L.P.	VOTE BY TELEPHONE	1-800-218-2910
This method of voting is available for residents of the United States and Canada. On a touch tone telephone, call TOLL FREE 1-800-218-2910, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 11:59 p.m. (EDT) on [ ● ], 2013.
VOTE BY MAIL
Simply sign and date your GOLD proxy card and return it in the postage- paid envelope to Southeastern Asset Management, Inc., c/o First Coast Results, Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911. If you are voting by telephone or the Internet, please do not mail your proxy card.

Vote by Internet Access the Website and submit your proxy: www.firstcoastresults.com/dell	Vote By Telephone Call Toll-Free using a touch-tone telephone: 1-800-218-2910	Vote by Mail Sign and return your GOLD proxy card in the postage-paid envelope provided.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING:

THE PROXY STATEMENT IS AVAILABLE AT HTTP://WWW.DFKING.COM/DELL

Control Number

DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL

Proposal 1 – Election of Directors	For	Against	Abstain

Icahn/SAM recommend a vote FOR all nominees listed below.

Nominees:
1a. Jonathan Christodoro	☐	☐	☐

1b. Harry Debes	☐	☐	☐

1c. Carl C. Icahn	☐	☐	☐

1d. Matthew C. Jones	☐	☐	☐

1e. Rahul N. Merchant	☐	☐	☐

1f. Gary Meyers	☐	☐	☐

1g. Daniel Ninivaggi	☐	☐	☐

1h. Peter van Oppen	☐	☐	☐

1i. Howard Silver	☐	☐	☐

1j. Dr. Rajendra Singh	☐	☐	☐

1k. David A. Willmott	☐	☐	☐

1l. A.B. Krongard	☐	☐	☐

Proposal 2 – [ ● ]	☐	☐	☐
Icahn/SAM recommend [ ● ].
Proposal 3 – [ ● ]	☐	☐	☐
Icahn/SAM recommend [ ● ].
To act upon other business as may properly come before the 2013 annual meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN THE BOX)	Date	Signature (PLEASE SIGN WITHIN THE BOX)	Date